UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

TALPHERA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1850 Gateway Drive, Suite 175
San Mateo, CA 94404
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TLPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations of Directors

On February 26, 2024, Richard Afable, M.D. and Howard B. Rosen resigned as members of the board of directors of Talphera, Inc. (the “Company”), and any and all committees thereof, effective immediately. At the time of their resignations, Dr. Afable served on the Compensation Committee and Mr. Rosen served on the Audit Committee. Dr. Afable and Mr. Rosen’s resignations were not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On February 28, 2024, Pamela P. Palmer, M.D., Ph.D. resigned as a member of the Company’s board of directors effective immediately. Dr. Palmer will remain as the Company’s Chief Medical Officer. Dr. Palmer’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Following the above resignations, the board of directors reconstituted the committees of the board of directors as follows:

Audit Committee	Jill Broadfoot (Chair) Marina Bozilenko Stephen J. Hoffman, M.D., Ph.D.

Compensation Committee	Mark Wan (Chair) Stephen J. Hoffman, M.D., Ph.D. Abhinav Jain

Financing and Strategic Transactions Committee	Marina Bozilenko (Chair) Adrian Adams Abhinav Jain Mark Wan

Nominating and Corporate Governance Committee	Adrian Adams (Chair) Abhinav Jain Mark Wan

Item 8.01	Other Events.

On February 27, 2024, the Company received a letter from The Nasdaq Stock Market notifying the Company that it had regained compliance with Listing Rule 5450(a)(1), which requires that listed securities maintain a minimum closing bid price of at least $1.00 per share (the “Minimum Bid Requirement”). The Company regained compliance with the Minimum Bid Requirement as of February 26, 2024. The Company had previously been notified of its non-compliance with the Minimum Bid Requirement on October 18, 2023, as described in the Company’s Current Report on Form 8-K filed on October 20, 2023.

On March 1, 2024, the Company issued a press release announcing the reduction in the size of its board of directors from ten to seven members. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2024	TALPHERA, INC.
	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer